Exhibit 10.21

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL TO THE REGISTRANT AND (II) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY [***].

Jade Therapeutics Inc.

Innovations in Ophthalmic Drug Delivery

September 18, 2015

BioTime, Inc.

1301 Harbor Bay Parkway

Alameda, CA 94502

Attn: Adi Mohanty, Chief Operating Officer

Dear Adi:

This letter shall serve as "Amendment Number One" to the Exclusive Sub-License Agreement dated September 12, 2013 ("Agreement") between BioTime, Inc. ("Licensor") and Jade Therapeutics, Inc. ("Licensee").

Licensor and Licensee hereby agree as follows:

1.	All defined terms in this Amendment Number One shall have the same meaning(s) set forth in the Agreement.

2.	This Amendment Number One is effective as of September 1, 2015.

3.	Article 5.1(a) of the Agreement is hereby amended to read as follows

a.	By [***], raise [***] dollars ($[***]) in operating capital through equity financing; debt that is convertible into equity; provided that such debt is not secured by a security interest or other lien on any of Licensee's assets; or funding for research and development or clinical trials from third parties through joint development agreements or similar arrangements, excluding any and all monies provided to or on behalf of Licensee by the Original Investors;

4.	Article 5.1(b) of the Agreement is hereby amended to read as follows: "By December 31, 2015

(i)	submit to the United States Food and Drug Administration (FDA) an Investigational New Drug Application to commence a Phase I or Phase IIa clinical trial of a Licensed Product within the Field of Use;

(ii)	provide Licensor with market research data as reasonably requested by Licensor regarding the projected commercial sales in the United States for the Licensed Product in the indication for use in the aforesaid clinical trial; and

(iii)	by February 28, 2016 provide to Licensor in writing a remediation plan for achieving Notified Body ISO 13484 certification ("Remediation Plan"). The 675 Arapeen Drive, Suite 302, Salt Lake City, UT 84108 Parties will then discuss in good faith the reasonableness of the timing of the Remediation Plan, and whether it is commercially acceptable. To the extent that the Parties agree that the timetable set forth in Remediation Plan is commercially acceptable, such agreement not to be unreasonable withheld, this milestone will be deemed to have been achieved. If the Remediation Plan, if any, is not acceptable, then Licensee may instead achieve this milestone by providing to Licensor, on or before April 1, 2016, written confirmation of receipt of "Positive Results" of a Notified Body ISO 13485 audit for the design, development, and manufacture of the Licensed Product. For purposes of this Amendment Number One, "Positive Results" shall mean that there are no material observations that prevent 13485 certification for Licensed Product."

All other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment Number One may be signed in counterparts, each of which when taken together shall constitute one fully executed document. Each individual executing this Agreement on behalf of a legal Entity does hereby represent and warrant to each other person so signing that he or she has been duly authorized to execute this Agreement on behalf of such Entity.

Please indicate your agreement to the terms set forth in this letter by signing two copies of this letter, returning one signed to copy to me by email to following address: arthunklausnergadetherapeutics.com; and by overnight courier to Jade Therapeutics, Inc., 675 Arapeen Drive, Suite 302, Salt Lake City, UT 84108-1228, Attn: Chief Executive Officer, and retaining one copy for your records.

Many thanks.

Very truly yours,

/s/ Arthur Klausner

Arthur Klausner
Chief Executive Officer
Jade Therapeutics, Inc.

Acknowledged and agreed by Licensor:

BioTime, Inc.

Name:	Adi Mohanty
Signature:	/s/ Adi Mohanty
Title:	COO
Date:	Sept. 22, 2015